Summary ProspectusMay 7, 2010

T. Rowe Price Equity Index 500 Fund — PREIX

Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated May 1, 2010, and Statement of Additional Information, dated May 1, 2010.

Investment Objective

The fund seeks to match the performance of the Standard & Poor`s 500 Stock Index®.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days for less)	0.50%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.10%b
Distribution and service (12b-1) fees	0.00%
Other expenses	0.23%
Total annual fund operating expenses	0.33%
Fee waiver/expense reimbursement	0.03%b
Total annual fund operating expenses after fee waiver/expense reimbursement	0.30%b

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

bEffective May 1, 2010, T. Rowe Price Associates, Inc. agreed (through April 30, 2012) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, and extraordinary expenses) that would cause the fund`s ratio of expenses to average net assets to exceed 0.30%. Termination of this agreement would require approval by the fund`s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 0.35%) are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund`s expense ratio is below 0.30%. However, no reimbursement will be made more than three years after any waiver or payment, or if it would result in the expense ratio exceeding 0.30%. In addition, effective May 1, 2010, T. Rowe Price Associates, inc. lowered its management fee from 0.15% to 0.10%.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$32	$100	$180	$413

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 4.8% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund invests substantially all of its assets in all of the stocks in the S&P 500 Index. We attempt to maintain holdings of each stock in proportion to its weight in the index. This is known as a full replication strategy.

The S&P 500 is made up of primarily large-capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market`s total capitalization. (Market capitalization is the number of a company`s outstanding shares multiplied by the market price per share.)

Standard & Poor`s constructs the index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its total market value. For example, the 50 largest companies in the index may account for over 50% of its value.

T. Rowe Price compares the composition of the fund to that of the index. If a material misweighting develops, the portfolio manager seeks to rebalance the portfolio in an effort to realign it with its index. In addition to stocks, the fund may purchase exchange-traded funds, stock index futures, or stock options in an effort to minimize any deviations in performance with its index.

Investments in derivatives, such as futures and options, will not exceed 10% of the fund`s total assets.

While there is no guarantee, the correlation between the fund and its index is expected to be at least 0.95. A correlation of 1.00 would mean the returns of the fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean movements in the fund are unrelated to movements in the index.

The fund may sell securities to better align its portfolio with the characteristics of its benchmark or to satisfy redemption requests. However, the fund is not required to sell specific securities that have been removed from its index.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Market capitalization risk  Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Index investing risk  Because the fund is passively managed and seeks to match the performance of its benchmark index, holdings are generally not reallocated based on changes in market conditions or outlook for a specific security, industry, or market sector. As a result, the fund`s performance may lag the performance of actively managed funds.

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Tracking error  The returns of the fund are expected to be slightly below the returns of its benchmark index (referred to as "tracking error") because the fund incurs fees and transaction expenses while the index has no fees or expenses. The risk of tracking error is increased to the extent the fund is unable to fully replicate its index, which could result from changes in the composition of the index or the timing of purchases and redemptions of fund shares.

Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
Equity Index 500 Fund
Returns before taxes	26.33%	0.19%	-1.19%
Returns after taxes on distributions	25.95	-0.08	-1.50
Returns after taxes on distributions and sale of fund shares	17.50	0.17	-1.09
S&P 500 Index	26.46	0.42	-0.95

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price).

Portfolio Manager  E. Frederick Bair and Ken. D. Uematsu are Co-chairmen of the fund`s Investment Advisory Committee. Mr. Bair has been chairman since 2002 and he joined T. Rowe Price in 1998. Mr. Uematsu has been co-chairman since 2008 and he joined T. Rowe Price in 1997.

Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

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Tax Information

Any dividends are declared and paid quarterly in March, June, September, and December. Any capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

F50-045 5/7/10

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202